UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	June 15, 2009

Enzo Biochem, Inc.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

     On June 15, 2009, Enzo Biochem, Inc. (the “Company”) issued a press release announcing its operating results for the three months ended April 30, 2009 and that it will conduct a conference call to discuss the results on Tuesday, June 16, 2009, at 8:30 a.m., Eastern time. The details of how to participate in the call are set forth in the press release.

     The Company also announced that it will not file its quarterly report on Form 10-Q for its fiscal quarter ended April 30, 2009 with the Securities and Exchange Commission prior to the expiration of the extension period provided under Rule 12b-25 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company had filed a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission on June 10, 2009 disclosing that it was not able to timely file its quarterly report on Form 10-Q for its fiscal quarter ended April 30, 2009 on or prior to the required deadline of June 9, 2009, but that it anticipated doing so within the extension period of five calendar days provided under Rule 12b-25 under the Exchange Act.

     A copy of the press release is furnished as Exhibit 99.1 attached hereto and is incorporated by reference in its entirety into this Item 2.02 of this Current Report on Form 8-K.

     In accordance with General Instruction B.2. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

Item 7.01.      Regulation FD Disclosure.

     The information provided in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press Release of Enzo Biochem, Inc. discussing financial results for third fiscal quarter ended April 30, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: June 15, 2009	By:	/s/ Barry Weiner
Barry Weiner
Chief Financial Officer and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Enzo Biochem, Inc. discussing financial results for third fiscal quarter ended April 30, 2009.